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                                                                    EXHIBIT 23.1


                                  PROXIM, INC.
                       CONSENT OF INDEPENDENT ACCOUNTANTS



      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-94910) of Proxim, Inc. of our report dated January 17, 1997 appearing on page 27 of this Annual Report on Form 10-K.




PRICE WATERHOUSE LLP

San Jose, California
March 25, 1997

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